U. S. FRANCHISE SYSTEMS, INC.


                        RESTATED STOCKHOLDERS' AGREEMENT


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                                TABLE OF CONTENTS

                                                                            Page

1.   DEFINITIONS..............................................................1

2.   THE TRANSFER OF STOCK....................................................4

3.   STOCK REGISTRATION RIGHTS................................................5

4.   INSURANCE...............................................................14

5.   EFFECTIVENESS, TERMINATION AND AMENDMENT................................15

6.   NOTICE..................................................................16

7.   REMEDIES................................................................16

8.   ATTORNEY-IN-FACT........................................................16

9.   RATIFICATION AND ADOPTION OF CERTAIN ACTS AND
     TRANSACTIONS............................................................17

10.  INTERPRETATION; COORDINATION WITH MEMORANDUM
     AND EMPLOYEE STOCK PURCHASE AGREEMENT...................................18

11.  INDEMNIFICATION OF OFFICERS AND DIRECTORS...............................18

12.  MISCELLANEOUS...........................................................19

13.  ENTIRE AGREEMENT........................................................20

14.  FAILURE TO EXERCISE RIGHTS..............................................20



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                          U.S. FRANCHISE SYSTEMS, INC.
                        RESTATED STOCKHOLDERS' AGREEMENT

                             Dated October 11, 1996


     This Restated Stockholders' Agreement has been made as of October 11, 1996, by and among U.S. FRANCHISE SYSTEMS, INC., a Delaware corporation, as the "Corporation" hereunder, and those stockholders of the Corporation listed on Exhibit A hereto (hereinafter, "Stockholder" or "Stockholders").

                              W I T N E S S E T H :

     WHEREAS, on September 29, 1995, the Corporation and the Stockholders entered into a Stockholders Agreement (the "Old Stockholders' Agreement");

     WHEREAS, in connection with the proposed initial public offering of the Corporation's common stock, the Corporation and the Stockholders, by a vote of holders of at least 2/3 of the outstanding common stock, par value $.10 per share, amended the Old Agreement, as permitted by Sections 9.3 and 17 thereof (the "1996 Amendment");

     WHEREAS, the following sets forth the Old Agreement, as restated to include the amendments made by the 1996 Amendment;

     NOW, THEREFORE, for and in consideration of the premises and the mutual obligations contained in this Agreement and other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby conclusively acknowledged, the parties hereto agree to amend and restate the Old Agreement as follows:

1. DEFINITIONS.

     In addition to any capitalized terms that are elsewhere defined in this Agreement, whenever used in this Agreement, the following capitalized terms shall have the meanings set forth below:

     1.1 "Affiliate" or "Affiliated" shall mean that a person is an "Affiliate" of another Person if (i) such other Person directly or indirectly controls, is controlled by or is under common control with such Person; (ii) such other Person owns voting securities of such Person constituting a controlling interest; (iii) such other Person is an executive officer or director of such Person; (iv) such other Person is the spouse, descendant, ancestor, or sibling of such Person or any other such Person described in clauses (i), (ii) or (iii) above; or (v) if such person is an "Affiliate" as defined in the

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Memorandum. For purposes of this Section 1.1, a Person shall be deemed to be in control of another Person when such Person, either alone or with one or more persons acting collectively as a group, possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

     1.2 "Agreement" shall mean this Restated Stockholders' Agreement, together with any amendments hereto made in the manner described in this Agreement.

     1.3 "Commission" shall mean the United States Securities and Exchange Commission and any successor federal agency having similar authority and powers.

     1.4 "Corporation" shall mean U.S. Franchise Systems, Inc., a Delaware corporation.

     1.5 "Disposition" shall mean any sale, gift, pledge, alienation or other transfer, whether outright or as security, inter vivos or at death, with or without consideration, voluntary or involuntary, of all or any part of any right, title, or interest (including but not limited to voting rights) in or to any Stock. "Dispose" shall have the related meaning.

     1.6 "Executive Officer" shall mean any of the Chairman, President, Chief Executive Officer or Chief Financial Officer of the Corporation.

     1.7 "Immediate Family Member" shall mean, with respect to any person, such person's spouse, parents, children and grandchildren and the spouse of such persons' parents, children and grandchildren.

     1.8 "Management Stockholder" shall mean, at any time, any Stockholder who is then employed by the Corporation on a full time basis as an Executive Officer or other management employees as designated by the Stock Allocation Committee from time to time.

     1.9 "Memorandum" shall mean that certain Confidential Investment Memorandum dated August 19, 1995 relating to the offer and sale of Units of interests in the Corporation.

     1.10 "Person" or "person" shall mean any individual, partnership, joint venture, association, corporation, limited liability company, trust or any other legal entity or organization.

     1.11 "Piggyback Shares" shall mean the shares of Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), of the Company beneficially owned by any Stockholder immediately following the initial public offering of the

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Company's Class A Common Stock, and any voting common shares hereinafter issued or distributed with respect to, or in exchange for, such Class A Common Stock, by way of stock split or stock dividend or pursuant to a merger, consolidation, reorganization, recapitalization, reclassification, conversion right or otherwise, including without limitation, shares of Class A Common Stock issued or issuable upon conversion of shares of Class B Common Stock, par value $.10 per share, of the Company, and which in each case, have not been offered or sold to the public. Piggyback Shares shall cease to be such when (i) a registration statement with respect to the sale of such shares shall have become effective under the Securities Act and such shares may be disposed of in accordance with such registration statement or (ii) such shares are immediately eligible for sale and may be, in the opinion of counsel to the Corporation, sold pursuant to Rule 144 (or any successor provision) under the Securities Act, and the free transferability of such shares is not otherwise limited, restricted or prohibited under Rule 144 (or any successor provision) by reason of volume limitations or otherwise.

     1.12 "Register," "Registered" and "Registration" shall refer to a registration of common shares of the Corporation effected by preparing and filing a registration statement in compliance with the Securities Act (and applicable State law), and the declaration or ordering of the effectiveness of such registration statement.

     1.13 "Registration Expenses" shall mean all expenses incurred by the Corporation in complying with Section 4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Corporation, blue sky fees and expenses, fees of the National Association of Securities Dealers, Inc. and accountants' expenses, including without limitation, any special audits, "opinions" or "comfort" letters incident to or required by any such registration, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, attributable to Piggyback Shares and the reasonable fees and disbursements of special or other counsel retained by the holders of the Piggyback Shares being registered.

     1.14 "Securities Act" shall mean the Securities Act of 1933, as amended.

     1.15 "Stock" or "stock" shall mean all shares of the (i) Class A Common Stock, (ii) Class B Common Stock and (iii) preferred stock of the Corporation authorized in its Amended and Restated Certificate of Incorporation, as the same may be amended from time to time, and the debentures issuable in exchange for any preferred stock, which from time to time are issued and outstanding.

     1.16 Capitalized terms not defined in this Agreement shall have the meaning and intent ascribed to them in the Memorandum.

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2. THE TRANSFER OF STOCK.

     2.1 General Restrictions Upon Transfer. No Stockholder shall make any Disposition of Stock (or interest therein) beneficially owned by such Stockholder on the date hereof if such action would constitute a violation of any federal or state securities or "blue sky" laws and unless the Corporation has been furnished with an opinion of counsel for the Stockholder (which opinion and counsel shall be reasonably satisfactory to the Corporation and its counsel) to the effect that such transfer is exempt from the registration provisions of
Section 5 of the Securities Act and the rules and regulations in effect thereunder and that such Disposition can be effected without registration under applicable "blue sky" laws.

     2.2 Legend. Each certificate or instrument representing Stock beneficially owned by any Stockholder on the date hereof shall bear the following (or substantially similar) legend, in addition to any legends required under applicable state securities or "blue sky" laws:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE (AND ANY INTEREST THEREIN) MAY NOT BE TRANSFERRED, OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, OFFER, ASSIGNMENT, PLEDGE, HYPOTHECATION, ENCUMBERED OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF THE RESTATED STOCKHOLDERS' AGREEMENT DATED AS OF OCTOBER 11, 1996 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE CORPORATION AND WILL BE MAILED WITHOUT CHARGE 15 DAYS AFTER RECEIPT BY THE CORPORATION OF A WRITTEN REQUEST THEREFOR). NO TRANSFER, OFFER, ASSIGNMENT, PLEDGE, HYPOTHECATION, ENCUMBRANCE OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE (OR INTEREST THEREIN) MAY BE MADE EXCEPT AS OTHERWISE PROVIDED IN SUCH STOCKHOLDERS' AGREEMENT AND (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND ANY APPLICABLE STATE SECURITIES AND "BLUE SKY" LAWS, OR (B) IF THE CORPORATION HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL FOR THE STOCKHOLDER, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL TO THE EFFECT THAT SUCH TRANSFER, SALE, OFFER, ASSIGNMENT, PLEDGE, HYPOTHECATION, ENCUMBRANCE OR OTHER DISPOSITION IS EXEMPT FROM THE REGISTRATION PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ANY SIMILAR REGISTRATION REQUIREMENT UNDER SUCH STATE SECURITIES OR "BLUE SKY" LAWS.

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     2.3 The parties to this Agreement intend that the legend conform to the applicable provisions of the Uniform Commercial Code as adopted in the State of Delaware. This legend may be modified from time to time by the Board of Directors to conform to any amendments to this Agreement or to the Uniform Commercial Code as adopted in the Corporation's state of incorporation.

3. STOCK REGISTRATION RIGHTS.

     3.1 Piggyback Registration. At such time that greater than twenty percent (20%) of the outstanding common shares of the Corporation are Registered for public sale (the "IPO Date"), the provisions of this Section 3.1 shall be applicable. If, at any time and from time to time thereafter, the Corporation proposes a public Registration, whether or not for sale for its own account, of any of its common shares under the Securities Act, on a form and in a manner which would permit registration of common shares for sale to the public under the Securities Act, it will each such time give prompt written notice to all holders of Piggyback Shares of its intention to do so, describing such securities and specifying the form and manner and the other relevant facts involved in such proposed registration. The maximum amount of Piggyback Shares held by each Stockholder to be registered (the "Registrable Piggyback Shares") and included in the subsequent public offering shall be determined and calculated by multiplying the (A) number of Piggyback Shares held by the Stockholder, by (B) the fraction having (i) the number of common shares being offered in such subsequent public offering as its numerator and (ii) the number of all common shares to be outstanding after completion of such subsequent public offering (excluding the Registrable Piggyback Shares) as its denominator.

         3.1.1 Upon the written request of any holder of Registrable Piggyback Shares delivered to the Corporation within fifteen (15) business days after the giving of any such notice by the Corporation, the Corporation will commence to use its best efforts to effect the registration under the Securities Act of all Registrable Piggyback Shares (as requested by the respective holders thereof). The Corporation will undertake its obligations hereunder in good faith, provided that:

             (i) if, at any time after giving such written notice of its intention to register any of its securities under the Securities Act and prior to the effective date of the registration statement filed in connection with such registration, the Corporation shall determine for any reason not to finalize the registration of such securities, the Corporation may, at its election, give written notice of such determination to each holder of Registrable Piggyback Shares and thereupon shall be relieved of its obligation to register any Registrable Piggyback Shares in connection with such registration (but not from its obligation with respect to any subsequent registrations);

             (ii) if (A) the registration so proposed by the Corporation involves an underwritten offering of the securities so being registered, whether

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         or not for sale for the account of the Corporation, to be distributed by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, (B) the Corporation proposes that the securities to be registered in such underwritten offering will include all of the Registrable Piggyback Shares requested to be so included, and (C) the managing underwriter of such underwritten offering shall advise the Corporation in writing that, in its judgment, the distribution of all or a specified portion of such Registrable Piggyback Shares concurrently with the securities being distributed by such underwriters will materially adversely affect the distribution of such securities by such underwriters (such written advice to state the reasons therefor), then the Corporation will promptly furnish each such holder of Registrable Piggyback Shares with a copy of such written advice and may require, by written notice to each such holder accompanying such written advice, that all or a specified portion of such Registrable Piggyback Shares be excluded from such distribution (in case of an exclusion of a portion of such Registrable Piggyback Shares, such portion to be allocated among such holders in proportion to the respective numbers of shares of Registrable Piggyback Shares owned by such holders);

             (iii) the Corporation shall not be obligated to effect any registration of Piggyback Shares under this Section 3.1 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, dividend reinvestment plans or stock option or other employee benefit plans or incidental to the registration of any non-voting securities or rights not convertible into voting common shares; and

             (iv) All terms, conditions, limitations and otherwise with respect to any such subsequent public offering shall be as determined by the Board of Directors of the Corporation at that time and from time to time, and in compliance with all applicable federal and state statutes, rules and regulations relating to the public registration and sale of securities, generally. Any and all such piggyback rights shall be applied on a nondiscriminatory basis and shall be uniform among all eligible holders of Registrable Piggyback Shares, subject to applicable statutes, rules and regulations.

             3.1.2 Except as otherwise prohibited by applicable law, the Corporation will pay all Registration Expenses in connection with each registration of Piggyback Shares requested pursuant to this Section 3.1.

         3.2 Registration Procedures. If and whenever the Corporation is required to use its best efforts to effect the registration of any Registrable Piggyback Shares under the Securities Act as provided in Section 3.1, the Corporation will promptly:

             (i) cooperate with any underwriters and the holders of such Registrable Piggyback Shares, and will enter into a usual and customary

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         underwriting agreement with respect thereto and take all such other reasonable actions as are necessary or advisable to permit, expedite and facilitate the disposition of such Registrable Piggyback Shares in the manner contemplated by the related registration statement, and the Corporation will provide to the holders of such Registrable Piggyback Shares, any underwriter participating in any distribution thereof pursuant to a registration statement, and any attorney, accountant or other agent retained by any holder of Registrable Piggyback Shares or underwriter, reasonable access to appropriate Corporation officers and employees to answer questions and to supply information reasonably requested by any such holders of Registrable Piggyback Shares, underwriter, attorney, accountant or agent in connection with such registration statement;

             (ii) prepare and file with the Commission a registration statement with respect to such Registrable Piggyback Shares and use its best efforts to cause such registration statement to become effective;

             (iii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Piggyback Shares and other securities covered by such registration statement until the earlier of such time as all of such Registrable Piggyback Shares and securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or the expiration of 180 days after such registration statement become effective; and will furnish, upon request, to each such seller and each holder of an interest in such Registrable Piggyback Shares who so requests ("Requesting Holder") prior to the filing thereof of a copy of any amendment or supplement to such registration statement or prospectus and shall not file any such amendment or supplement to which any such seller or holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

             (iv) furnish to each seller of such Registrable Piggyback Shares and each underwriter (if any) such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents, if any, incorporated by reference in such registration statement or prospectus, and such other documents, as such seller or underwriter may reasonably request;


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             (v) use its best efforts to register or qualify all Registrable
         Piggyback Shares and other securities covered by such registration statement under such securities or blue sky laws of the states of the United States as any seller representing more than 15% of the total number of Registrable Piggyback Shares or the managing Underwriter shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of its Registrable Piggyback Shares covered by such registration statement, except that the Corporation shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision be obligated to be so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

             (vi) immediately notify each seller of Registrable Piggyback Shares, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, which untrue statement or omission requires amendment of the registration statement or supplementation of the prospectus, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Piggyback Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that each holder of Registrable Piggyback Shares registered pursuant to such registration statement agrees that he or it will not sell any Registrable Piggyback Shares pursuant to such registration statement during the time that the Corporation is preparing and filing with the Commission a supplement to or an amendment of such prospectus or registration statement;

             (vii) in the event of the issuance of any stop order suspending the effectiveness of any registration statement or of any order suspending or preventing the use of any prospectus or suspending the qualification of any Registrable Piggyback Shares for sale in any jurisdiction, use its best efforts to obtain its withdrawal;

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             (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of
         Section 11(a) of the Securities Act;

             (ix) provide and cause to be maintained a transfer agent and registrar for all Registrable Piggyback Shares covered by such registration statement from and after a date not later than the effective date of such registration statement; and

             (x) use its best efforts to list all shares of Class A Common Stock (including such shares into which the shares of Class B Common Stock covered by such registration statement are convertible) on each securities exchange or automated quotation system on which the Corporation Class A Common Stock is then listed or quoted or, if the Corporation's Class A Common Stock is not then quoted on NASDAQ or listed on any national securities exchange, use its best efforts to have such Class A Common Stock quoted on NASDAQ or, at the option of the Corporation, listed on a national securities exchange.

         The Corporation may require each seller of Registrable Piggyback Shares as to which any registration is being effected to the Corporation such information regarding such seller and the distribution of such securities as the Corporation may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith.

         3.3 Underwritten Offerings.

             3.3.1 If the Corporation at any time proposes to register any of its securities under the Securities Act as contemplated by Section 3.1 and such securities are to be distributed by or through one or more underwriters, the Corporation will use its best efforts, if requested by any holder of Registrable Piggyback Shares who requests incidental registration of Registrable Piggyback Shares in connection therewith pursuant to Section 3.1, to arrange for such underwriters to include the Registrable Piggyback Shares to be offered and sold by such holder among the securities to be distributed by or through such underwriters, provided that, for purposes of this sentence, best efforts shall not require the Corporation to reduce the amount or sale price of such securities proposed to be distributed by or through such underwriters. The holders of Registrable Piggyback Shares to be distributed by such underwriters shall be parties to the underwriting agreement between the Corporation and such underwriters and the representations and warranties by, and the other agreements on the part of, the Corporation to and for the benefit of such

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underwriters, shall also be made to and for the benefit of such holders of
Registrable Piggyback Shares, and the Corporation will cooperate with such holders of Registrable Piggyback Shares under such underwriting agreement, which shall not include conditions that are not customary in underwriting agreements with respect to combined primary and secondary distributions and shall be otherwise reasonably satisfactory to such holders. Such holders of Registrable Piggyback Shares shall not be required by the Corporation to make any representations or warranties to or agreements with the Corporation or the underwriters other than reasonable representations, warranties or agreements (including indemnity agreements customary in secondary offerings) regarding such holder, such holder's Registrable Piggyback Shares and such holder's intended method or methods of distribution and any other representation required by law.

             3.3.2 (i) If any registration pursuant to Section 3.1 shall be in connection with an underwritten public offering, each holder of Registrable Piggyback Shares agrees, if so required by the managing underwriter, not to effect any public sale or distribution of Registrable Piggyback Shares or other Stock (other than as part of such underwritten public offering) within twenty (20) days prior to the effective date of such registration statement or ninety (90) days (or such longer period, up to one hundred eighty (180) days, as the managing underwriter may require) after the effective date of such registration statement.

             (ii) The Corporation agrees not to effect any private or public sale or distribution of any of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven (7) days prior to and during the ninety
         (90) day period beginning on the date on which any underwritten registration has become effective, except as part of such underwritten registration and except pursuant to registrations on Form S-8 or Form S-4 or any successor thereto or pursuant to the exercise of already outstanding options.

     3.4 Preparation: Reasonable Investigation. In connection with the preparation and filing of each registration statement registering Registrable Piggyback Shares under the Securities Act, the Corporation will give the holders of Registrable Piggyback Shares on whose behalf such Registrable Piggyback Shares are to be so registered, the opportunity to review such registration statement, each prospectus included therein or filed with the Commission and each amendment thereof or supplement thereto, and, in the event such offering of Registrable Piggyback Shares is underwritten, will give each of them and the underwriters and their counsel such access to its books and records and such opportunities to discuss the business of the Corporation with its officers and the independent public accountants who have certified its financial statements as shall be reasonably necessary in the opinion of such holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act. To minimize


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disruption and expense to the Corporation during the course of the registration process, sellers of Registrable Piggyback Shares to be covered by any such registration statement shall coordinate their investigation and due diligence efforts hereunder and, to the extent practicable, will act through a single set of counsel and a single set of accountants.

     3.5 Indemnification.

         3.5.1 In the event of any registration under the Securities Act, the Corporation will, and hereby does, indemnify and hold harmless in the case of any registration statement filed pursuant to Section 3.1, the seller of any Registrable Piggyback Shares covered by such registration statement, its directors, partners, members, trustees and officers, each other person who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act against any losses, claims, damages, liabilities or expenses, joint or several, arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Corporation will reimburse such seller and each such director, partner, member, trustee, officer, participating person and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Corporation shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information furnished in writing to the Corporation by such seller or any such director, partner, member, trustee, officer, participating person or controlling person specifically for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, partner, member, trustee, officer, participating person or controlling person and shall survive the transfer of such securities by such seller. Notwithstanding the foregoing, the indemnification with respect to any preliminary prospectus shall not inure to the benefit of the seller or any other indemnified person if a copy of the final prospectus was not delivered on, prior to or concurrently with the sale giving rise to such liability and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in the preliminary prospectus was corrected in the final prospectus.

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         3.5.2 The Corporation may require, as a condition to including any
Registrable Piggyback Shares in any registration statement filed pursuant to
Section 3.1 that each holder of any Registrable Piggyback Shares shall, by acceptance thereof, severally and not jointly, indemnify and hold harmless the Corporation, its directors officers, agents and each other person, if any, who controls the Corporation, against any losses, claims, damages, costs, expenses or liabilities, joint or several, to which the Corporation or any such director or officer or any such person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages, costs, expenses or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which Registrable Piggyback Shares were registered under the Securities Act, or in any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which made, not misleading, in each case to the extent, but only to the extent that such alleged untrue statement or alleged omission was contained in written information furnished to the Corporation by such holder specifically for use therein, and shall reimburse the Corporation or such director, officer or other person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or action. Notwithstanding the foregoing, the obligations of any holder shall be limited to an amount equal to the proceeds received by such holder from the Registrable Piggyback Shares sold pursuant to the registration statement to which the losses, claims, liabilities or damages relate.

         3.5.3 Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 3.5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 3.5 except to the extent the indemnifying party is actually prejudiced by such failure. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party. The indemnifying party shall be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party (not to be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     3.6 Rule 144. For so long as the Corporation shall have any class of its equity securities registered under Section 12(b) or Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"), the Corporation shall take such action as any holder of Stock subject to Rule 144 (or similar Rule) ("Rule 144 Stock") may reasonably request, all to the extent required from time to time to enable such holder to sell shares of Stock without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of 144 Stock, the Corporation will deliver such holder a written statement as to whether it has complied with such requirements.

     3.7 Demand Registration. At any time after September 29, 2000, any holder or holders of a majority of the Piggyback Shares outstanding may make one written request to the Corporation for registration of their Piggyback Shares under the Securities Act, and the securities or blue sky laws of any jurisdiction designated by such holder or holders (a "Demand Registration"). The Corporation shall, subject to the terms and conditions hereof, use its best efforts to effect a Demand Registration for such Piggyback Shares pursuant to this Agreement. The request for Demand Registration shall specify the number of Piggyback Shares proposed to be sold and shall also specify the intended method of disposition thereof. Upon a request for a Demand Registration, the Corporation shall (a) promptly take such steps as are necessary or appropriate to prepare for the registration of the Piggyback Shares to be registered, and
(b) within ten (10) days from the receipt of such request for a Demand Registration, give written notice of such Demand Registration request to all holders of Piggyback Shares so that the Corporation may include in such registration all Piggyback Shares with respect to which the Corporation receives written requests for inclusion therein in accordance with Section 3 hereof. Each such written request for inclusion shall also specify the number of Piggyback Shares to be registered, the intended method of disposition thereof and the jurisdictions in which registration is desired.

         3.7.1 A registration shall not constitute a Demand Registration until it has become effective. In any registration initiated as a Demand Registration, the Corporation shall pay all Registration Expenses in connection therewith, whether or not such Demand Registration becomes effective, unless such Demand Registration fails to become effective as a result of the fault of the holders of the Piggyback Shares for which a request for a Demand Registration has been made.

         3.7.2 If the holders of a majority of the Piggyback Shares to be registered in a Demand Registration so elect, the offering of such Piggyback Shares pursuant to such Demand Registration shall be in the form of an underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter (as defined below). In such event, if the Approved Underwriter advises the holders of such Piggyback Shares in writing that in their opinion the aggregate amount of such Piggyback Shares requested to be included in such offering is sufficiently large to materially and adversely affect the success of such offering, the Corporation shall include in such registration only the aggregate amounts of such Piggyback Shares that in the opinion of the Approved Underwriter may be sold without any such material adverse effect, and such securities shall be allocated pro rata among the holders of such Piggyback Shares in the proportion that the amount of such Piggyback Shares initially requested to be included in such registration by their holders bears to the aggregate number of such Piggyback Shares to be included in such registration.

         3.7.3 If any Demand Registration is in the form of an underwritten offering, the holders of a majority of the Piggyback Shares to be registered shall select and obtain the investment banker or investment bankers and manager or managers that will administer the offering (the "Approved Underwriter"); provided that the Approved Underwriter shall be reasonably acceptable to the Corporation.

         3.7.4 The provision of Sections 3.2 through 3.5 are incorporated herein by this reference. Wherever required in the meaning and context, "Section 3.7" shall be substituted for "Section 3.1" and "Piggyback Shares" to be included in the Demand Registration shall be substituted for "Registrable Piggyback Shares"; provided, nothing in this Section 3.7.4 is intended to expand the rights of holders of Stock or Piggyback Shares beyond those rights expressly provided in this Section 3.7.

         3.7.5 Subject to Section 3.7.1, the Demand Registration set forth in this Section 3.7 may be exercised once, and only once, during the term of this Agreement.

4. INSURANCE.

     4.1 Funding by Life Insurance. In order to assist the Corporation in maintaining the continuity of effective management, the Corporation shall purchase life insurance policies for the benefit of the Corporation covering the life of Michael Leven in such amounts as the Board of Directors may determine; however, this Agreement shall not impose any obligation on the Corporation to purchase any such life insurance if such insurance cannot be purchased on commercially reasonable terms. Upon the Corporation's request, Mr. Leven shall make himself available for physical or other related examinations. Nothing herein shall be construed to limit, alter, prohibit or restrict the right, obligation and authority of the Corporation to obtain insurance covering the life of Mr. Leven for his benefit where required or permitted under the provision of a separate agreement and where available on commercially reasonable terms.

     4.2 Other Insurance. The Corporation may elect to purchase disability insurance policies covering the Management Stockholders in such amounts as the Board of Directors may determine, if such insurance can be purchased on commercially reasonable terms.

5. EFFECTIVENESS, TERMINATION AND AMENDMENT.

     5.1 Effectiveness of 1996 Amendment. The 1996 Amendment and this Restated Stockholders' Agreement, which includes the 1996 Amendment, shall not become effective unless and until the closing of the initial public offering of the Corporation's Class A Common Stock pursuant to the Corporation's Registration Statement on Form S-1, which was filed with the Securities and Exchange Commission (the "Commission") on September 5, 1996. Until such time, the Old Agreement shall remain in full force and effect.

     5.2 Termination. This Agreement shall terminate:

         (i) on the date that all the Stock is owned by only one Stockholder;

         (ii) on the date that the Corporation is adjudicated as bankrupt, the Corporation executes an assignment for benefit of creditors, a receiver is appointed for the Corporation, or the Corporation voluntarily or involuntarily dissolves; and

         (iii) on the date the holders of all the Stockholders agree to terminate this Agreement.

     In the event of termination, the Corporation and each Stockholder (or former Stockholder) agree to abide by the provisions hereof which, by their terms, contemplate survival.

     5.3 Amendment. The Old Stockholders' Agreement was amended as of October 11, 1996 by a vote of holders of at least 2/3 of the then outstanding common stock, par value $.10 per share, in accordance with Sections 9.3 and 17 of the Old Stockholders' Agreement. This Agreement may not be amended or terminated orally, and no amendment, termination, or attempted waiver shall be valid unless in writing, unless adopted by the vote of two-thirds (2/3rds) in number (and not in voting power) of the issued and outstanding Stock held by the Stockholders. Such amendment, termination or waiver, where duly adopted shall be binding on and inure to the benefit of all Stockholders and the Corporation. Provided, notwithstanding the preceding sentence, no amendment, termination or waiver which adversely effects the rights of a Management Stockholder shall be binding or effective as to such Management Stockholder unless also approved by the CEO and the CFO, respectively. Moreover, notwithstanding anything to the contrary in this Section 5.3, no amendment, termination or waiver which acts to or purports to single out or discriminate against any specific Stockholder shall be binding or effective unless approved by that Stockholder.

6. NOTICE.

     Any and all notices, offers, demands, or elections required or permitted to be made under this Agreement shall be in writing, signed by the party giving such notice, and shall be deemed to have been given only if and when (i) personally delivered, or (ii) three (3) business days after mailing, postage prepaid, by registered or certified mail, or (iii) when delivered (and receipted for) by a major recognized overnight or express courier service, or (iv) when first sent by telex, telecopier or other means of instantaneous communication provided such communication is promptly confirmed by personal delivery, mail or a major recognized overnight or express courier service as provided above, appropriately addressed to the party to receive such notice utilizing the address set forth below such party's signature to this Agreement, or at such address as such party may hereafter designate in writing by written notice to the other parties to this Agreement in conformity with the foregoing. Any and all notices to the Corporation shall be conspicuously marked on the fact thereof: "Attention: Secretary of the Corporation."

7. REMEDIES.

     The parties acknowledge that they will be irreparably damaged if this Agreement is not specifically enforced. The parties declare that it is impossible to measure in money the damages that will accrue to a person having rights under this Agreement because of a failure of another to perform any obligation under this Agreement. Therefore, this Agreement shall be enforceable by specific performance or other equitable remedy cumulative with and not exclusive of any other remedy. If any person shall institute any action or proceeding to enforce this Agreement, any person subject to this Agreement against whom such action or proceeding is brought hereby waives the claim or defense that the person instituting the action or proceeding has an adequate remedy at law, and no person shall in any action or proceeding put forward the claim or defense that an adequate remedy at law exists. Should any dispute concerning the transfer of Stock arise under this Agreement, an injunction may be issued restraining the transfer of such Stock until such dispute has been resolved. No party need post bond or other surety as a condition or requirement for obtaining any such equitable relief.

8. ATTORNEY-IN-FACT.

     Each Stockholder irrevocably constitutes and appoints the Corporation, or any present or future officer of the Corporation, its lawful attorney-in-fact, with full power of substitution and revocation, to do all other acts and things necessary to carry out such Stockholder's obligations under this Agreement. All acts of said attorney-in-fact or designee are hereby authorized and ratified, and said attorney-in-fact or designee shall not be liable for any acts of omission or commission, nor for any error of judgment or a mistake of fact or law, unless resulting from the Corporation's gross negligence or intentional misconduct.

9. RATIFICATION AND ADOPTION OF CERTAIN ACTS AND TRANSACTIONS.

     9.1 Approval of Golden Parachute Payments. The Stockholders expressly agree to and approve the "Golden Parachute Payments" which may be included (as defined below) and made in and pursuant to (i) the Employee Stock Purchase Agreement between the Corporation and Mr. Leven, (ii) the Employee Stock Purchase Agreement between the Corporation and Mr. Aronson, (iii) the Employment Agreement between the Corporation and Mr. Leven, and (iv) the Employment Agreement between the Corporation and Mr. Aronson, as such agreements may be amended from time to time. As used herein, "Golden Parachute Payments" means any payment as that term is defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "IRC") or any similar provisions.

         9.1.1 The agreement, consent and approval of the Stockholders hereunder shall be continuing, such that said approval by the Stockholders shall be deemed to be made immediately before the control or asset change which gives rise to the Golden Parachute Payments (the "Golden Parachute Event"). Mr. Leven or Mr. Aronson, as the case may be, may request a specific vote of Stockholders immediately prior to the Golden Parachute Event in order to comply with the provisions of Section 280G of the Internal Revenue Code.

         9.1.2 The Stockholders acknowledge and agree that they have received a full, fair and adequate disclosure of all material facts and have granted their approval and consent to the Golden Parachute Payments pursuant thereto, and shall grant their approval upon the request of Mr. Leven and Mr. Aronson, respectively. The Corporation shall cooperate and provide the stockholders with "adequate disclosure" (as defined with respect to Section 280G) prior to any requested Stockholder approval or vote for approval with respect to the Golden Parachute Payments.

         9.1.3 The intent of this Section 9.1 is to comply with the requirements of IRC Section 280G such that the recipient of the Golden Parachute Payments, if any, shall not be subject to an excise tax on such payments and that the Corporation or an Affiliate(s) may take a deduction for federal income purposes for such Golden Parachute Payments. Provided, in the event the approval and consent of the Stockholders under this Section 9.1 is not a qualifying approval under Section 280G, then, in that event, the provisions of this Section 9.1 shall not be applicable and the Stockholders shall vote to approve or not to approve the Golden Parachute Payments after "adequate disclosure" under Section 280G of the IRC.

10. INTERPRETATION; COORDINATION WITH MEMORANDUM
    AND EMPLOYEE STOCK PURCHASE AGREEMENT.

     10.1 Interpretation. Within this Agreement, the singular shall include the plural and the plural shall include the singular, and any gender shall include the other gender, all as the meaning in the context of this Agreement shall require.

     10.2 Coordination with Employee Stock Purchase Agreement. From time to time, certain Management Stockholders, as employees of the Corporation, may be a party to an agreement or agreements with the Corporation which provide for the rights, benefits, options, obligations and otherwise of the parties relating to the purchase, sale, call, repurchase, resale and otherwise of Stock (hereinafter referred to as, and which agreement(s) may be actually titled as, the "Employee Stock Purchase Agreement" or "ESPA"). It is the intent and understanding of the parties that an ESPA shall be construed and applied in a consistent, complimentary and supplementary manner with this Agreement; however, in the event of any inconsistency or ambiguity where the terms of the ESPA may not be construed to supplement the terms of this Agreement, the terms of this Agreement shall supersede and control.

         10.2.1 Without limiting the generality of Section 10.2, by way of clarification but not limitation, nothing in this Agreement shall be construed to impose, modify or alter a designation of Stock under the ESPA. Accordingly, Stock which is subject to a restriction, call option, resale option or other similar limitation under an ESPA may not be disposed under this Agreement unless also permitted (or not prohibited) under the terms of the ESPA. By way of further clarification but not limitation, (i) Management Stockholders may transfer under Section 5.2 hereof Restricted, Earned, Unrestricted and/or Reallocable Shares as also permitted under the ESPA, (ii) only Unrestricted Shares which are not Reallocable under an ESPA are available for treatment under this Agreement as Registrable Piggyback Shares under Section 3.1 hereof, or as Rule 144 Stock under Section 3.6 hereof, and (iii) the terms and provisions of an ESPA are subject to such other reasonable interpretations as may be necessary or desirable to coordinate this Agreement with such an ESPA.

11. INDEMNIFICATION OF OFFICERS AND DIRECTORS.

     The Stockholders hereby agree that the Corporation shall indemnify and hold harmless the officers and Directors of the Corporation from and against any and all claims, demands, actions, causes of action, costs and expenses, including reasonable attorneys' fees, expenses of litigation, court costs and damages, which may be incurred by them as may be provided in the Certificate of Incorporation and/or Bylaws of the Corporation, the respective employment agreements, if any, and the fullest extent permitted by applicable law.

12. MISCELLANEOUS.

     12.1 Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware.

     12.2 Captions. Titles or captions of sections contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend, or prescribe the scope of this Agreement or the intent of any provision.

     12.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

     12.4 Further Acts. Each party agrees to perform any further acts and to execute and deliver any instruments or documents that may be necessary or reasonably deemed advisable to carry out the purposes of this Agreement.

     12.5 Gender. Masculine, feminine, and neuter terms shall be interchangeable (and shall include a corporation, a trust, or another entity), as shall be singular and plural, where the context makes a change of gender or number appropriate.

     12.6 Severability. If any part of this Agreement shall be held void, voidable, or otherwise unenforceable by any court of law or equity, nothing contained in this Agreement shall limit the enforceability of any other part. This Agreement and each provision hereof is severable and each shall be "blue-penciled," judicially modified, and enforced to the fullest extent under law and equity. The Corporation's rights and obligations to purchase its Stock contained in this Agreement are subject to the restrictions contained in the business corporation code adopted in the Corporation's state of incorporation, and such other pertinent lawful restrictions are as now or may hereafter become effective. If for any reason the Corporation should be prohibited from exercising such rights, the Corporation shall be not deemed in breach of or default under this Agreement and the remaining provisions of this Agreement shall remain in full force and effect.

     12.7 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Stockholders and their respective heirs, successors, and legal representatives. No party shall have the right to assign this Agreement, or any interest under this Agreement, without the prior written consent of the other parties and unless and until the acquirer thereof such agrees in writing to accept and be bound by all the terms and conditions of this Agreement, in which case all such terms and conditions shall inure to the benefit of and be binding upon such acquirer and his heirs, successors and legal representatives, to the same extent as if such acquirer had originally been a party to this Agreement.

13. ENTIRE AGREEMENT.

     This Agreement and any amendments or exhibits attached hereto comprise all the agreements, understandings, representations, conditions and warranties by and between the parties. This Agreement may not be modified or amended except in writing signed by the parties to this Agreement as set forth in Section 5.3 above.

14. FAILURE TO EXERCISE RIGHTS.

     Failure on the part of the Corporation to exercise any rights or privileges granted to it or to insist upon the full performance of all obligations hereunder shall not be construed as waiving any such rights, privileges, obligations or duties, or as creating any custom contrary thereto. A waiver by a party of a breach of any provision of this Agreement must be in writing signed by the party to be charged with such waiver and any such waiver shall not be construed as a waiver of any subsequent breach thereof.

                                                                       Exhibit A

                          U.S. FRANCHISE SYSTEMS, INC.

                              LIST OF STOCKHOLDERS
                            (As of October 11, 1996)


ADELSON, MR. SHELDON G.
The Sands Hotel
3355 Las Vegas Boulevard South
Las Vegas, NV  89109
--------------------------------------------------------------------------------
ALPINE MICROTEL, L.L.C.,
a New Jersey limited liability company
G2 Investment Partners, a New Jersey
 general partnership, Member
1285 6th Avenue
21st Floor
New York, NY  10019
--------------------------------------------------------------------------------
ARONSON, MR. NEAL K.
c/o U.S. Franchise Systems, Inc.
13 Corporate Square
Suite 250
Atlanta, GA  30329
--------------------------------------------------------------------------------
BECK, MR. RONALD N.
830 Park Avenue
Apartment 2-A
New York, NY  10021
--------------------------------------------------------------------------------
BRAVMAN, MR. LUDWIG
3333 Henry Hudson Parkway
Apt. 6E
Riverdale, NY  10463
--------------------------------------------------------------------------------
CAMPBELL, MS. DEBBIE
1181 Village Cove
Atlanta, GA  30319
--------------------------------------------------------------------------------

CHAFETZ, MR. HOWARD
The Interface Group
300 First Avenue
Needham, MA  02194
--------------------------------------------------------------------------------
CHAFETZ, MR. IRWIN
The Interface Group
300 First Avenue
Needham, MA  02194
--------------------------------------------------------------------------------
CHAFETZ, MR. LAURENCE
The Interface Group
300 First Avenue
Needham, MA  02194
--------------------------------------------------------------------------------
CRANOR, MR. JOHN M., III
534 Barberry Lane
Louisville, KY  40206
--------------------------------------------------------------------------------
EILIAN, H. PIERRE, M.D.
945 Stonegate Drive
Highland Park, IL  60035
--------------------------------------------------------------------------------
EILIAN, MR. JONATHAN D.
c/o Starwood Capital Group, L.P.
Three Pickwick Plaza
Suite 250
Greenwich, CT  06830
--------------------------------------------------------------------------------
F3 PARTNERS,
a New York general partnership
c/o Mr. Jonathan F. Foster, General Partner
Lazard Freres & Co., LLC 30 Rockefeller Plaza New York, NY 10020
--------------------------------------------------------------------------------
FEINGLASS,NANCY B.
  AND HOWARD
161 West 61st Street
Apt. 25-C
New York, NY  10023-7461
--------------------------------------------------------------------------------
FLYNN, MS. JULIA G.
335 Madison Avenue
26th Floor
New York, NY  10017
--------------------------------------------------------------------------------

G2 INVESTMENT PARTNERS
a New Jersey Partnership
c/o Richard D. Goldstein, General Partner
1285 Avenue of the Americas, 21st Floor
New York, NY 10019
--------------------------------------------------------------------------------
GARDNER, MS. SONIA E.
335 Madison Avenue
26th Floor
New York, NY  10017
--------------------------------------------------------------------------------
GLENBROOK PARTNERS, L.P.,
a Nevada limited partnership
ATTENTION:  Mr. Peter R. Knapp
308 Dorla Court
P.O. Box 12219
Zephyr Cove, NV  89448
--------------------------------------------------------------------------------
GOOLOCK ASSOCIATES,
a New York general partnership
c/o Oppenheimer & Co., Inc.
ATTENTION:  Mr. William Finneran, G.P.
            Mr. Nathan Gantcher, G.P.
One World Financial Center
200 Liberty Street
New York, NY  10281
--------------------------------------------------------------------------------
INDENTURE OF TRUST F/B/O
  ALYSSA MICHELLE BERL N
Lotte Bravmann and Carol Bravmann Berlin,
Trustees
3333 Henry Hudson Parkway
Apt. 6E
Riverdale, NY  10463
--------------------------------------------------------------------------------
INDENTURE OF TRUST F/B/O
  ELANA DANIELLE BERLIN
Lotte Bravmann and Carol Bravmann Berlin,
Trustees
3333 Henry Hudson Parkway
Apt. 6E
Riverdale, NY  10463
--------------------------------------------------------------------------------

INDENTURE OF TRUST F/B/O
  NICOLE AMY BERLIN
Lotte Bravmann and Carol Bravmann Berlin,
Trustees
3333 Henry Hudson Parkway
Apt. 6E
Riverdale, NY  10463
--------------------------------------------------------------------------------
INDENTURE OF TRUST F/B/O
  JEREMY J. KAUFTHAL
Lotte Bravmann and Judith Kaufthal,
Trustees
3333 Henry Hudson Parkway
Apt. 6E
Riverdale, NY  10463
--------------------------------------------------------------------------------
INDENTURE OF TRUST F/B/O
  JONATHAN S. KAUFTHAL
Lotte Bravmann and Judith Kaufthal,
Trustees
3333 Henry Hudson Parkway
Apt. 6E
Riverdale, NY  10463
--------------------------------------------------------------------------------
INDENTURE OF TRUST F/B/O
  JOSHUA M. KAUFTHAL
Lotte Bravmann and Judith Kaufthal,
Trustees
3333 Henry Hudson Parkway
Apt. 6E
Riverdale, NY  10463
--------------------------------------------------------------------------------
KEENAN, MR. JEFFREY J.
11 The High Road
Bronxville, NY  10708
--------------------------------------------------------------------------------
KWAIT, MR. BRIAN
211 E. 70th Street
Apt. 164
New York, NY  10021
--------------------------------------------------------------------------------
LASRY, MR. MARC
335 Madison Avenue
26th Floor
New York, NY  10017
--------------------------------------------------------------------------------

LEBLANC, MR. BRAD
295 Nesbit Entry Drive
Roswell, GA 30076
--------------------------------------------------------------------------------
LEVEN, MR. ADAM
P.O. Box 2012
Jackson Hole, WY 83001
--------------------------------------------------------------------------------
LEVEN, ANDREA
5 West Welsey Ridge
Atlanta, Georgia  30327
--------------------------------------------------------------------------------
LEVEN, MR. JONATHAN
1051 Shady Valley Place
Atlanta, GA  30324
--------------------------------------------------------------------------------
LEVEN, MR. MICHAEL A.
5 West Wesley Ridge
Atlanta, Georgia  30327
--------------------------------------------------------------------------------
LEVEN, MR. ROBERT
1152 Oakbrook Way
Atlanta, GA  30319
--------------------------------------------------------------------------------
LEVY, MR. LEON
c/o Odyssey Partners
31 West 52nd Street
17th Floor
New York, NY 10019
--------------------------------------------------------------------------------
MGP INVESTMENT PARTNERS
c/o Mr. Alan J. Gold, General Partner
8115 Preston Road
Suite 240
Dallas, Texas 75225
--------------------------------------------------------------------------------
MATHIS, MR. DON
4609 Westhampton Circle
Tucker, GA 30084
--------------------------------------------------------------------------------
MICROTEL INVESTORS, L.P.
c/o Mr. James D. Halper,
     Managing Member,
     HIH Partners, L.L.C., General Partner
301 East 69th Street
New York, NY 10021
--------------------------------------------------------------------------------

MICROTOPP ASSOCIATES,
a New York general partnership
ATTENTION:  Matthew J. Maryles, Esq.,
            General Partner
c/o Oppenheimer & Co., Inc.
One World Financial Center
200 Liberty Street
New York, NY 10281
--------------------------------------------------------------------------------
MINTZ, MR. DAVID A.
21 Goodhart Drive
Livingston, NJ 07039
--------------------------------------------------------------------------------
MUIR, MR. MICHAEL
5711 Preston Oaks
Suite 1638
Dallas, TX 75240
--------------------------------------------------------------------------------
MUIR, MR. TIMOTHY
c/o U.S. Franchise Systems, Inc.
13 Corporate Square, Suite 250
Atlanta, GA  30329
--------------------------------------------------------------------------------
NASH, MR.  JACK
c/o Odyssey Partners, L.P.
31 West 52nd Street
New York, NY 10019
--------------------------------------------------------------------------------
NASH GRANDCHILDREN 1986
  TRUST (5) 9/29/95 31,000
Mr.  Leon Levy, Trustee
c/o Odyssey Partners, L.P.
31 West 52nd Street New York, NY 10019
--------------------------------------------------------------------------------
NASH FAMILY PARTNERSHIP
ATTENTION:  Mr. Joshua Nash,
            General Partner
c/o Odyssey Partners, L.P.
31 West 52nd Street
New York, NY 10019
--------------------------------------------------------------------------------
ODED ABOODI; 1989 TRUST
c/o Esther Aboodi, Trustee
1285 Avenue of the Americas
21st Floor
New York, NY 10019

POOLE, MS. FRAN
270 Sheringham Drive
Roswell, GA 30076
--------------------------------------------------------------------------------
RECHLER, MR.  DONALD
Reckson Associates Realty Corp.
225 Broadhollow Road, CS5341
Melville, NY 11747
--------------------------------------------------------------------------------
RECHLER, MR. GREGG
Reckson Associates Realty Corp.
225 Broadhollow Road, CS5341
Melville, NY 11747
--------------------------------------------------------------------------------
RECHLER, MR.  ROGER
Reckson Associates Realty Corp.
225 Broadhollow Road, CS5341
Melville, NY 11747
--------------------------------------------------------------------------------
RECHLER, MR. SCOTT
Reckson Associates Realty Corp.
225 Broadhollow Road, CS5341
Melville, NY 11747
--------------------------------------------------------------------------------
ROMANIELLO, MR. STEVEN
785 Springside Court
Atlanta, GA  30342
--------------------------------------------------------------------------------
SCHWARTZ MICROTEL INVESTORS,
L.L.C.
660 Madison Avenue, 20th Floor
New York, NY 10021
--------------------------------------------------------------------------------
SCOTTO, MR. ANTHONY P.
91-08 Colonial Road
Apt.  #E-5
Brooklyn, NY 11209
--------------------------------------------------------------------------------
SHAW, MR. DAVID E.
8710 Willowbrae Lane
Roswell, GA 30076
--------------------------------------------------------------------------------

SMITH BARNEY WORLDWIDE
 SPECIAL FUND, N.V.
ATTN: Mr.  Scott E. Kalb,
      Managing Director
      Smith Barney International Asset
      Management
388 Greenwich Street
25th Floor
New York, NY 10013
--------------------------------------------------------------------------------
SMITH BARNEY WORLDWIDE
 SECURITIES LIMITED
ATTN: Scott E. Kalb, Managing Director
      Smith Barney International Asset
      Management
388 Greenwich Street
25th Floor
New York, New York  10013
--------------------------------------------------------------------------------
STARWOOD OPPORTUNITY FUND II,
 L.P.
ATTENTION:  Mr. Jonathan Eilian, SVP
Three Pickwick Plaza
Suite 250
Greenwich, CT  06830
--------------------------------------------------------------------------------
STERN, STEVEN E. AND
 BONNIE B. (JTWROS)
760 Park Avenue
New York, NY 10021
--------------------------------------------------------------------------------
TARTER, MR. FRED B.
210 East 39th Street
New York, NY 10016
--------------------------------------------------------------------------------
WELCH, MR. GENO
70 Bentridge Court
Lawrenceville, GA 30243
--------------------------------------------------------------------------------


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